                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                                File No. 0-28238
[X]   Filed by the Registrant
[ ]   Filed by a Party other than the Registrant

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

      N/A

2)    Aggregate number of securities to which transaction applies:

      N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      N/A

4)    Proposed maximum aggregate value of transaction:

      N/A

5)    Total fee paid: $______________

[ ]      Fee paid previously with preliminary materials.

                    -----------------------------------------
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------

                                                          ________________, 2003

Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders of Guardian Technologies International, Inc. on January __, 2004, beginning at
10.00 a.m. local time, in the ______________________, at the _________________,
________________, Dulles, Virginia 20166. We look forward to greeting those of you who are able to attend. This is our first stockholders' meeting since the reverse acquisition of Guardian by RJL Marketing Services Inc. in June 2003.

         Please vote on all the matters listed in the enclosed Notice of Special Meeting of Stockholders. Your Board of Directors recommends a vote FOR the proposals listed as items 1 through 4 in the Notice as described in the enclosed proxy statement.

         Whether or not you plan to attend in person, it is important that your shares be represented and voted at the Special Meeting. If you choose to vote by traditional proxy or instruction card, please sign, date and mail the card in the envelope enclosed.

         We have established December __, 2003 as the record date for the Special Meeting. Accordingly, all stockholders of record on December __, 2003, may vote at, and are invited to attend, the Special Meeting. No ticket is required for admission. As a result of heightened security, however, to gain admission to the Special Meeting, you will be required to present photo identification. Packages and bags will be inspected and may have to be checked, among other measures that may be employed to enhance the security of those attending the Special Meeting. Please plan accordingly.

                                   Sincerely,


                             /S/ Michael W. Trudnak
                             ----------------------
                               Michael W. Trudnak
                CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER




                      YOUR VOTE IS IMPORTANT TO US. PLEASE
                       PROMPTLY SUBMIT YOUR PROXY BY MAIL.

                    -----------------------------------------
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------


                              21351 Ridgetop Circle
                                    Suite 300
                             Dulles, Virginia 20166

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY __, 2004

         The Special Meeting (Special Meeting) of Stockholders of Guardian Technologies International, Inc. (Guardian) will be held:

                           Date:        January __, 2004
                           Place:       _____________________
                                        _____________________
                                        _____________________
                                        _____________________
                           Time:        10.00 a.m. local time

for the following purposes:

         1. To elect five (5) directors for a term according to the respective term of each class, and until their successors are duly elected and qualified or until their earlier resignation or removal;
         2. To consider and approve Guardian's Amended and Restated 2003 Stock Incentive Plan;
         3. To approve an Amendment to Guardian's Certificate of Incorporation increasing Guardian's authorized number of shares of common stock, $.001 par value per share, from 15,000,000 to 200,000,000 shares;
         4. To ratify the appointment of the firm of Aronson & Company as independent auditors of Guardian for 2003; and
         5. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         Only holders of the Company's common stock and Series A Convertible Preferred Stock at the close of business on December __, 2003, the record date, are entitled to vote on some or all of the matters listed in this Notice of Special Meeting.


                                       Guardian Technologies International, Inc.

                                                  Michael W. Trudnak
                                                      SECRETARY

                                TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.............................
Why did you send me this proxy statement?....................................
How many votes do I have?....................................................
What proposals will be addressed at the Special Meeting?.....................
Why would the Special meeting be postponed?..................................
How do I vote in person?.....................................................
How do I vote by proxy?......................................................
May I revoke my proxy?.......................................................
Where are Guardian's principal executive offices?............................
How many votes can be cast by all stockholders?..............................
What vote is required to approve each proposal?..............................
Are there any dissenters' rights of appraisal?...............................
Are there any dissenters' rights of appraisal?...............................
Who bears the cost of soliciting proxies?....................................
How can I obtain additional information regarding Guardian?..................
Has there been a change of control of Guardian since the beginning of the last fiscal year?......................................................

INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP...................................
Which stockholders own at least 5% of Guardian?..............................
How much stock is owned by directors and executive officers?.................
Do any of the officers and directors have an interest in the matters to be acted upon?..........................................................
Did directors, executive officers and greater than 10% stockholders comply with Section 16(a) beneficial ownership reporting requirements in
  2002?......................................................................

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS...........................
Directors and Executive Officers.............................................
The Board of Directors.......................................................
Committees of the Board of Directors.........................................
Report of the Board..........................................................
Corporate Governance.........................................................

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS.............................

INDEPENDENT PUBLIC ACCOUNTANTS...............................................

DISCUSSION OF PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS........
1. The ratification of five (5) directors for a term according to the respective term of each class, and until their successors are duly elected and qalified......................................................
2. To approve Guardian's Amended and Restated 2003 Stock Incentive Plan......
3. To approve an Amendment to our Certificate of Incorporation increasing our authorized number of shares of common stock, par value $.001 per share, from 15,000,000 to 200,000,000 shares.............................
4. To ratify the appointment of Aronson & Company as the independent public accountants for 2003......................................................

OTHER PROPOSED ACTION........................................................
STOCKHOLDER PROPOSALS AND SUBMISSIONS........................................

APPENDIX A:    CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL
                 OFFICER
APPENDIX B:    AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN
APPENDIX C:    ARTICLES OF AMENDMENT TO CERTIFICATE OF INCORPORATION
ATTACHMENT:    PROXY CARD

                    -----------------------------------------
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                    -----------------------------------------

                                 PROXY STATEMENT
                            DATED ____________, 2003
                         SPECIAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING


WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the board of directors of Guardian Technologies International, Inc., a Delaware corporation (Guardian), is soliciting your vote at our Special Meeting of Stockholders (Special Meeting), which is to be held in lieu of the Corporation's 2003 annual meeting. This proxy statement summarizes the information you need to vote in an informed manner on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead you may simply complete, date, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

         We will be sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about December __, 2004 to all stockholders. Stockholders who owned Guardian common stock at the close of business on December __, 2004 (Record Date) are entitled to one vote for each share of common stock they held on that date on all matters properly brought before the Special Meeting. Stockholders who owned Guardian Series A Convertible Preferred Stock at the close of business on the Record Date are entitled to vote with the common stock, voting together and not as separate classes, on an "as-converted" basis, and will be entitled to 1,000 votes for each share held on that date.

         On the Record Date, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote and each share of Series A Convertible Preferred Stock is entitled to 1,000 votes.

------------------------------------- ----------------------------------- -----------------------------------
           CLASS OF STOCK               SHARES ISSUED AND OUTSTANDING              EQUIVALENT VOTES
------------------------------------- ----------------------------------- -----------------------------------
Common Stock, par value $.001 per               ______________                     ________________
share
------------------------------------- ----------------------------------- -----------------------------------
Series A Convertible Preferred                      5,527                             5,527,000
Stock, par value $.20 par value per
share
------------------------------------- ----------------------------------- -----------------------------------
Total Votes That May be Cast at                 ______________                     ________________
Special Meeting of Stockholders
------------------------------------- ----------------------------------- -----------------------------------

WHAT PROPOSALS WILL BE ADDRESSED AT THE SPECIAL MEETING?

         We will address the following proposals at the Special Meeting:

         1. Ratification of five (5) directors for a term according to the respective term of each class, and until their successors are duly elected and qualified or until their earlier resignation or removal.

         2.       Approval of Guardian's Amended and Restated 2003 Stock
                  Incentive Plan.

         3. Approval of an amendment to Guardian's Certificate of Incorporation increasing Guardian's authorized number of shares of common stock, $.001 par value per share, from 15,000,000 to 200,000,000 shares.

         4. Ratification of the appointment of the firm Aronson & Company as the independent auditors of Guardian for 2003.

         5. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

         The Special Meeting will be postponed if a quorum is not present on January __, 2004. If shares representing more than 50% of the votes entitled to be cast at the Special Meeting are present in person or represented by proxy, a quorum will be present and business can be transacted. If a quorum is not present, the Special Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Special Meeting on January ___, 2004, or at a later date if it is postponed, in the ________________ at the _____________, Dulles, Virginia _____ and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.


HOW DO I VOTE BY PROXY?

        Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         "FOR" the ratification of five (5) directors for a term according to the respective term of each class, and until their successors are duly elected and qualified, or until their earlier resignation or removal.

         "FOR" the approval of the Guardian's Amended and Restated 2003 Stock Incentive Plan.

         "FOR" the approval of an amendment to Guardian's Certificate of Incorporation increasing Guardian's authorized number of shares of common stock, $.001 par value per share, from 15,000,000 to 200,000,000 shares.

         "FOR" the ratification of the appointment of the firm Aronson & Company as the independent auditors of Guardian for 2003.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

         A vote to "abstain" on any matter other than the election of directors will have the effect of a vote "against."

MAY I REVOKE MY PROXY?

        If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.

         o You may notify Guardian in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices, before the Special Meeting, that you are revoking your proxy.

         o        You may vote in person at the Special Meeting.

WHERE ARE GUARDIAN'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Our telephone number is (703) 654-6000.

HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

____________ consisting of:

         o One (1) vote for each of the __________ shares of Guardian's common stock outstanding on the Record Date; and

         o 1,000 votes for each of the 5,527 shares of Guardian's Series A Convertible Preferred Stock outstanding on the Record Date.

The common stock and Series A Convertible Preferred Stock will vote as a single class on all matters scheduled to be voted on at the Special Meeting. There is no cumulative voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1: RATIFICATION OF DIRECTORS.

         A plurality of votes cast is required to ratify the election of each of the five (5) director nominees, and until their successors are duly elected and qualified or until their earlier resignation or removal. A nominee who receives a "plurality" means he has received more votes than any other nominee for the same director's seat. There are two (2) nominees for the two Class I seats, one
(1) nominee for the one Class II seat, and two (2) nominees for the two Class III seats. In the event no other nominations are received, management's nominees will be elected upon receiving one or more votes. So, if you do not vote for the nominee, or you indicate "withhold authority to vote" for the nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

         PROPOSAL 2: APPROVAL OF GUARDIAN'S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN.

         The affirmative vote of a majority of the votes cast is required to approve Proposal 2. Therefore, any shares that are not voted, including shares represented by a proxy which is marked "abstain," will not count either "for" or "against" Proposal 2.

         PROPOSAL 3: APPROVAL OF AN AMENDMENT TO GUARDIAN'S CERTIFICATE OF INCORPORATION INCREASING GUARDIAN'S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM 15,000,000 TO 200,000,000.

         All shares of Guardian's common stock, including the Series A Convertible Preferred Stock voting on an as-converted basis and voting as a single class, will be entitled to vote. The affirmative vote of a majority of the shares of issued and outstanding common stock and votes of the Series A Convertible Preferred Stock (on an as-converted basis) is required for approval of an amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock, $.001 par value per share, from 15,000,000 to 200,000,000 shares. Therefore, since a majority of all outstanding voting shares is required, any shares that are not voted, including shares represented by a proxy which is marked "abstain," will, in effect, count "against" Proposal 3.

         Upon approval by the required stockholder vote, the amendment will become effective upon the filing of Articles of Amendment to the Certificate of Incorporation with the Department of State of the State of Delaware, which filing is anticipated to occur shortly after the Special Meeting.

         PROPOSAL 4: RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         The affirmative vote of a majority of the votes cast is required for ratification of the engagement of our independent accountants, Aronson & Company. Therefore, any shares that are not voted, including shares represented by a proxy which is marked "abstain," will not count either "for" or "against" Proposal 4.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The board of directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or By-laws of Guardian provide a right of a stockholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         Guardian will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.


HOW CAN I OBTAIN ADDITIONAL INFORMATION REGARDING GUARDIAN?

         An annual report for Guardian for 2002 precedes or accompanies this proxy statement. ALSO, WE WOULD BE PLEASED TO FURNISH YOU WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, FREE OF CHARGE. A copy of either of such documents may be obtained by calling us at
(703) 654-6091 or sending us an email at info@guardiantechintl.com. Guardian is subject to the informational requirements of the Securities Exchange Act of 1934 (Exchange Act), which requires that Guardian file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Guardian, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, Guardian's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 7 World Trade Center, 13th Floor, New York, NY 10048. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

HAS THERE BEEN A CHANGE OF CONTROL OF GUARDIAN SINCE THE BEGINNING OF THE LAST FISCAL YEAR?

         Since the beginning of the last fiscal year there has been a change of control of Guardian. The material terms of the transaction resulting in such change of control are as follows.

         On June 26, 2003, pursuant to the terms of an Amended and Restated Agreement and Plan of Reorganization, dated effective June 12, 2003, by and among Guardian, RJL Marketing Services Inc., a privately held Delaware corporation (RJL), and all of the shareholders of RJL, Guardian acquired all of the outstanding capital stock of RJL (Reverse Acquisition) in exchange for the issuance of shares of common stock and shares of preferred stock of Guardian. The stockholders of RJL exchanged all of their shares in RJL for 5,511,500 shares of our common stock and 4,097 shares of our Series A Convertible Preferred Stock. The shares of Series A Convertible Preferred Stock have a preferential liquidation value of $20.00 per share and each share will be automatically converted into 1,000 shares of our common stock (subject to certain antidilution adjustments) upon our attaining Earnings Before Income Taxes and Depreciation (EBITDA) aggregating $2,500,000 following the Reverse Acquisition in the period commencing on the date of issuance through June 26, 2005, as evidenced by Guardian's financial statement contained in its reports filed with the SEC under the Exchange Act. As a condition to the closing of the Reverse Acquisition, all of the former directors and executive directors of Guardian resigned and were replaced by persons designated by RJL.

         As a condition to the closing, Mr. Moorer, the former President, Chief Financial Officer and a director of Guardian, and Messrs. Houtz and Stevens, the former directors of Guardian entered into lock up agreements with RJL and Guardian pursuant to which they agreed not to sell their shares of Guardian for a period of six (6) months, except that they may, during such period, sell an aggregate of 50,000 shares a calendar month.

         Concurrently with the closing of the Reverse Acquisition, Guardian closed on an equity financing pursuant to which it placed an aggregate of 1,000,000 shares of common stock at a price of $.50 per share for aggregate proceeds of $500,000. Such financing was required as a condition to closing of the Reverse Acquisition. Guardian has granted to investors in such offering a five (5) year piggy back registration right (except for underwritten offerings and offerings other than for cash registered on a Form S-8 or S-4).

         Immediately prior to the closing, and effective as of June 23, 2003, Guardian assigned all of its pre-closing assets and liabilities to a newly formed subsidiary, Black Mountain Holding, Inc. All of the shares of Black Mountain Holdings, Inc., owned by Guardian will be spun off to Guardian's stockholders, pro rata, in the nature of a stock dividend distribution. Shareholders of Guardian entitled to participate in the spin-off distribution will receive one share of Black Mountain for each share of the Company that they hold as of the record date. Guardian established June 23, 2003, as the record date for the spin off. Following that date, the shares of Guardian have traded "ex dividend." Guardian has been advised by prior management of Guardian that Black Mountain intends to file a registration statement with the SEC to register under the Securities Act the distribution of the spin off shares Guardian shareholders pro rata and the spin off will not occur until such registration statement is declared effective by the SEC. Pending effectiveness of the registration statement, the shares of Black Mountain will be held in a spin off trust for the benefit of Guardian's shareholders. The trustee of the trust is J. Andrew Moorer, the former President and Chief Financial Officer of Guardian.

         RJL was incorporated on October 23, 2002. RJL is a development stage company and has not generated any revenues as of the date of this proxy statement.

         Although Guardian is the legal acquirer in the acquisition, and remains the registrant with the SEC, under generally accepted accounting principles, the acquisition was accounted for as a reverse acquisition, whereby RJL is considered the "acquirer" of Guardian for financial reporting purposes since RJL's shareholders controlled more than 50% of the post acquisition combined entity, the management of Guardian was that of RJL after the acquisition, Guardian had no assets or liabilities as of the transaction date, and the continuing operations of the entity are those of RJL. In addition, Guardian is required to present in all financial statements and other public information filings, from the date of completion of the acquisition, prior historical financial statements and information of RJL. It also requires a retroactive restatement of RJL's historical stockholders' equity to reflect the equivalent number of shares of common stock received in the acquisition. ACCORDINGLY, THE ANNUAL REPORT TO STOCKHOLDERS THAT PRECEDED OR ACCOMPANIES THIS PROXY STATEMENT IS AUDITED FINANCIAL INFORMATION OF RJL AND UNAUDITED PRO FORMA FINANCIAL OF GUARDIAN RESTATED TO REFLECT THE HISTORICAL FINANCIAL STATEMENTS AND INFORMATION OF RJL.

         In view of the foregoing, unless we indicate otherwise, the information we present in this proxy statement relates to RJL and its management, except that (i) the executive compensation information relates to prior management of Guardian, (ii) we have furnished information under the caption "Certain Relationships and Related Transactions" for (a) transactions involving related parties of Guardian occurring prior to the Reverse Acquisition, (b) transactions involving related parties of RJL occurring prior to the Reverse Acquisition, and
(c) transactions involving related parties of Guardian post-Reverse Acquisition. However, and by way of example, we have not included the Audit Committee Report or Compensation Committee Report and related disclosures of "old" Guardian previously contained in the Information Statement on Schedule 14C filed by Guardian with the SEC on June 13, 2003, since we do not think this information will be helpful to a consideration or evaluation of the post-Reverse Acquisition Guardian and its management. However, a copy of such Information Statement on
Schedule 14C was previously mailed to our stockholders on or about June 13, 2003, and is available at the SEC's website at www.sec.gov. Also, we would be pleased to furnish a stockholder with a copy of such document upon his or her request by calling us at (703) 654-6000 or sending us an email at info@guardiantechintl.com.



                   INFORMATION ABOUT GUARDIAN STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF GUARDIAN?

         Our common stock and the Series A Convertible Preferred Stock (which votes on an as-converted basis with our common stock) constitute the only voting securities of Guardian. As of the Record Date, each share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes on all matters submitted to our stockholders for a vote. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than 5% of our common stock. On the Record Date, there were ______________ shares of common stock issued and outstanding and 5,527 shares of Series A Convertible Preferred Stock issued and outstanding.

-------------------------------------- -------------------------------------- -------------------------------
                                                   NUMBER OF SHARES
                                                     BENEFICIALLY                   % OF COMMON STOCK
     NAME BENEFICIAL OWNER(1)                          OWNED (1)                    BENEFICIALLY OWNED
-------------------------------------- -------------------------------------- -------------------------------
Robert A. Dishaw                                   _________(2)                           ____%

-------------------------------------- -------------------------------------- -------------------------------
Michael W. Trudnak                                 3,366,000 (3)                          ____%

-------------------------------------- -------------------------------------- -------------------------------
Max Tobin                                          1,820,000(4)                           ____%

-------------------------------------- -------------------------------------- -------------------------------

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as hereinafter noted, are c/o Guardian Technologies International, Inc., 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Mr. Tobin's address is 7805 Bayview Avenue, Suite 614, Ontario, Canada.

(2) Does not include 2,212,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005. Each such share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to stockholders for a vote. Mr. Dishaw's 2,212 shares of Series A Convertible Preferred Stock will entitle him to cast 2,212,000 votes at the Special Meeting. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 4,845,500 votes on all matters submitted to stockholders or __% of the total votes that may be cast at the Special Meeting.

(3) Includes 400,000 shares of common stock issuable pursuant to Mr. Trudnak's employment agreement but not outstanding on the Record Date. Does not include 1,885,000 shares of common stock issuable upon conversion of 1,885 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005. Each share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to the holders of common stock for a vote. Mr. Trudnak's 1,885 shares of Series A Convertible Preferred Stock will entitle him to cast 1,885,000 votes at the Special Meeting. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,851,000 votes on all matters submitted to stockholders or __% of the total votes that may be cast at the Special Meeting.

(4) Does not include 1,430,000 shares of common stock issuable upon conversion of 1,430 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two (2) year period ending June 26, 2005. Also does not include 480,000 shares of common stock issuable upon conversion of 480 shares of Series B Convertible Preferred Stock. Accordingly, Mr. Tobin will be entitled to cast an aggregate of 3,250,000 votes on all matters submitted to stockholders or __% of the total votes that may be cast at the Special Meeting.


HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table sets forth certain information with respect to the beneficial ownership of our common stock owned as of the Record Date, by: (i) beneficial owners of more than 5% of our common stock; (ii) each of our executive officers and directors; and (iii) all of our executive officers and directors as a group:

------------------------------------------------------------ --------------------- --------------------------
                                                               NUMBER OF SHARES
                                                                 BENEFICIALLY          % OF COMMON STOCK
                 NAME BENEFICIAL OWNER(1)                          OWNED (1)           BENEFICIALLY OWNED
------------------------------------------------------------ --------------------- --------------------------
Robert A. Dishaw                                                 _________(2)                ____%
------------------------------------------------------------ --------------------- --------------------------
Michael W. Trudnak                                               3,366,000(3)               _____%
------------------------------------------------------------ --------------------- --------------------------
Sean W. Kennedy                                                       0%                      0%
------------------------------------------------------------ --------------------- --------------------------
M. Riley Repko                                                        0%                      0%
------------------------------------------------------------ --------------------- --------------------------
Walter Ludwig                                                   [587,000] (4)                ____%
------------------------------------------------------------ --------------------- --------------------------
William J. Donovan                                                    0%                      0%
------------------------------------------------------------ --------------------- --------------------------
Max Tobin                                                        1,820,000(5)                ___%
------------------------------------------------------------ --------------------- --------------------------
All executive officers and directors as a group                  ________ (7)               ___%
(6 people)(6)
------------------------------------------------------------ --------------------- --------------------------

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be. All addresses, except as noted, are c/o Guardian Technologies International, Inc., 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166. Mr. Tobin's address is 7805 Bayview Avenue, Suite 614, Ontario, Canada.

(2) Does not include 2,212,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005. Each such share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to stockholders for a vote. Mr. Dishaw's 2,212 shares of Series A Convertible Preferred Stock will entitle him to cast 2,212,000 votes at the Special Meeting. Accordingly, Mr. Dishaw will be entitled to cast an aggregate of 4,845,500 votes on all matters submitted to stockholders or __% of the total votes that may be cast at the Special Meeting.

(3) Includes 400,000 shares of common stock issuable pursuant to Mr. Trudnak's employment agreement but not outstanding on the Record Date. Does not include 1,885,000 shares of common stock issuable upon conversion of 1,885 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005. Each share of Series A Convertible Preferred Stock entitles the holder to 1,000 votes (subject to certain anti-dilution adjustments) on all matters presented to the holders of common stock for a vote. Mr. Trudnak's 1,885 shares of Series A Convertible Preferred Stock will entitle him to cast 1,885,000 votes at the Special Meeting. Accordingly, Mr. Trudnak will be entitled to cast an aggregate of 4,851,000 votes on all matters submitted to stockholders or __% of the total votes that may be case at the Special Meeting.

(4) [Represents 587,000 shares of common stock owned by Difference Engines Corporation of which Mr. Ludwig may be deemed the beneficial owner. Mr. Ludwig is the president, a director and principal stockholder of Difference Engines.]

(5) Does not include 1,430,000 shares of common stock issuable upon conversion of 1,430 shares of Series A Convertible Preferred Stock upon our satisfying certain performance criteria during the two year period ending June 26, 2005. Also does not include 480,000 shares of common stock issuable upon conversion of 480 shares of Series B Convertible Preferred Stock. Accordingly, Mr. Tobin will be entitled to cast an aggregate of 3,250,000 votes on all matters submitted to stockholders or __% of the total votes that may be cast at the Special Meeting.

(6)      Includes Messrs. Dishaw, Trudnak, Ludwig, Repko, Kennedy and Donovan.

(7) Includes 400,000 shares of common stock issuable pursuant to Mr. Trudnak's employment agreement but not outstanding on the Record Date. Does not include an aggregate of 4,097,000 shares of common stock issuable upon conversion of 2,212 shares of Series A Convertible Preferred Stock held by Mr. Dishaw and 1,885 shares of Series A Preferred Stock held by Mr. Trudnak. [Also includes 587,000 shares of common stock owned by Difference Engines Corporation of which Mr. Ludwig may be deemed the beneficial owner. Mr. Ludwig is the president, a director and a principal stockholder of Difference Engines.]

DO ANY OF THE OFFICERS OR DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         Robert A. Dishaw and Michael W. Trudnak have been nominated for election as Class III directors, Sean W. Kennedy has been nominated for election as a Class II director, and M. Riley Repko and Walter Ludwig have been nominated for election as Class I directors and, therefore, have an interest in the outcome of Proposal 1.

         Guardian's officers and directors have an interest in the outcome of Proposal 2 as that Proposal concerns the adoption of Guardian's 2003 Stock Incentive Plan in which they are eligible to participate. (See Proposal 2 discussion for a more detailed description of the terms and provisions of the 2003 Stock Incentive Plan). To the best of Guardian's knowledge, no director or officer has an interest, direct or indirect, in any of the other matters to be acted upon.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2002?

         Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Guardian with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

         Based upon information provided to Guardian from Reporting Persons, during the two years ended December 31, 2002, Mr. Moorer failed to file four reports covering five transactions in a timely fashion, Mr. Houtz failed to file seven reports covering 24 transactions in a timely fashion, and Mr. Stevens failed to file three reports covering four transactions in a timely fashion. Other than the foregoing, Guardian is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of Guardian are:

------------------------------------- ----------------------------------- -----------------------------------
                NAME                                 AGE                                TITLE
------------------------------------- ----------------------------------- -----------------------------------
Michael W. Trudnak                                    50                  Chairman of the Board, Chief
                                                                          Executive Officer, Secretary, and
                                                                          Treasurer
------------------------------------- ----------------------------------- -----------------------------------
Robert A. Dishaw                                      56                  President, Chief Operating
                                                                          Officer, and Director
------------------------------------- ----------------------------------- -----------------------------------
Sean W. Kennedy                                       53                  Director
------------------------------------- ----------------------------------- -----------------------------------
M. Riley Repko                                        45                  Director
------------------------------------- ----------------------------------- -----------------------------------
Walter Ludwig                                         46                  Director
------------------------------------- ----------------------------------- -----------------------------------
William Donovan                                       52                  Chief Financial Officer
------------------------------------- ----------------------------------- -----------------------------------

         Guardian's Certificate of Incorporation provides that the board of directors shall be divided into three classes and that, if the board consists of five directors, that the first class shall consist of two directors to hold office for a term of one year from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter, the second class shall consist of one director to hold office for a term of two years from the date of the ratification of his election by stockholders at the next meeting of stockholders held to consider such matter, and the third class shall consist of two directors to hold office for a term of three years from the date of the ratification of their election by stockholders at the next meeting of stockholders held to consider such matter. Messrs. Ludwig and Repko have been designated by the board as Class I directors, Mr. Kennedy has been designated as a Class II director, and Messrs. Trudnak and Dishaw have been designated as Class III directors.

         Biographical information with respect to the present executive officers and directors of Guardian are set forth below. There are no family relationships between any present executive officers or directors.

MICHAEL W. TRUDNAK, CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, SECRETARY, TREASURER AND DIRECTOR. Mr. Trudnak was appointed Chairman of the Board, Secretary, and Chief Executive Officer and designated as a Class III director of Guardian effective June, 2003. From March 2003 and until the present, Trudnak has been Chairman of the Board, Chief Executive Officer, Secretary, Treasurer and a director of RJL. From October 2002 to March 2003, Mr. Trudnak was a consultant to certain telecommunications services companies. From April 2002 to October 2002, Mr. Trudnak was Chief Operating Officer and subsequently President, Chief Executive Officer and a director of Advanced Data Centers, Inc., a privately held telecommunications services company. From July 2001 to March 2002, Mr. Trudnak served as Vice President of Mid-Atlantic Sales for

Equant N.V, a leading provider of global IP and data services to multinational companies. Prior to Equant's acquisition of Global One, Inc., in July 2001, Mr. Trudnak served as an Executive Director for South East Region Sales for Global One from June 1998 to July 2001, and from January 1996 to June 1998, served as Managing Director of Global One's sales and operations in France and Germany. From November 1989 through December 1995, Mr. Trudnak served as director of facilities engineering and then Senior Group Manager for Sprint International, a global telecommunications services provider. Mr. Trudnak has over twenty-five years of diversified executive management, sales, business operations, technical and administrative experience in the telecommunications industry. Mr. Trudnak served in the Marine Corps from April 1972 through January 1976.

ROBERT A. DISHAW, PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR. Mr. Dishaw was appointed President and Chief Operating Officer and designated as a Class III director of Guardian effective as of June, 2003. From October 2002 and until the present, Mr. Dishaw has been President and a director of RJL. From December 2000 to April 2002, Mr. Dishaw was the Executive Vice President and General Manager of Diagnos Inc., a publicly held Canadian company, which has developed and markets certain knowledge extraction software technology. From June 1999 to November 2000, Mr. Dishaw was a management consultant to certain public and private companies in the U.S. and Canada, providing capital raising, operational, sales and marketing services to such companies. From April 1997 to January 1999, Mr. Dishaw was President of HDB Communications, Inc., a private corporation that provided installation services for Canadian digital satellite providers. Mr. Dishaw served for more than seven years in the U.S. Air Force and for ten years in the U.S. Diplomatic Service serving as a Second Secretary for Administration/Political reporting at U.S. Embassies in Brazil, Guyana, Zaire, Burma and Czechoslovakia.

SEAN W. KENNEDY, DIRECTOR. Mr. Kennedy was designated as a Class II director of Guardian effective in July, 2003 to fill a vacancy on the board of directors created by increasing the board of directors to five members. From January 2001 to the present Mr. Kennedy has been President and Chief Executive Officer of BND Group, Inc., a privately held software development company. From October 1999 to December 2000, Mr. Kennedy was divisional Vice President of Votenet Solutions a Web development and consultant for trade associations, political parties and related organizations. From April 1994 to October 1999, Mr. Kennedy was President and CEO of Raintree Communications Corporation, a privately held telecommunication services company, focused on providing technology tools for legislative lobbying to Trade Associations and Fortune 500 companies. From June, 1989 to April 1994 Mr. Kennedy was President and CEO of Electronic Funds Transfer Association, a trade association for the electronic payments systems industry. Mr. Kennedy is a graduate of Mount Saint Mary's College in Emmitsburg, Maryland.

M. RILEY REPKO. Mr. Repko was designated as a Class I director of Guardian effective as of October 1, 2003. Mr. Repko was elected Chairman of the Board of Directors of IQBiometrix in June 2003, a public company. From June 2001 through April 2003, Mr. Repko served as Vice President - Sales & Business Development for TRW Systems, Inc., Global IT Division. From December 1998 through June 2001, Mr. Repko served as Managing Director, Asia-Pacific Channels for Siebel Systems, Inc. Since June 1994, Mr. Repko has been a principal of The Repko Group, a business consulting firm. Mr. Repko's academic credentials include attending the Senior Military School at the National Defense University; an MS from the U.S. Air Force's Air War College; an M.B.A. (summa cum laude) from St. Mary's University, Texas in Operations Management; a B.S. in Electrical Engineering from the Air Force Institute of Technology, Ohio; and a B.S. in Physics/Math (cum laude) from St. Bonaventure University, New York.

WALTER LUDWIG, DIRECTOR. Mr. Ludwig was designated as a Class I director of Guardian effective as of the closing of the Reverse Acquisition in June, 2003. From January 2002 to the present, Mr. Ludwig has been President and Chief Executive Officer of Difference Engines Corporation, a privately held company that provides performance based image and video technology for the North American bio-medical market. [Effective as of the closing of the acquisition by Guardian of certain intellectual property from Difference Engines Corporation on December __, 2003, Mr. Ludwig became the President of the Life Science Division of Guardian.] From May 2000 to January 2002, Mr. Ludwig was an Executive Vice President for Scientific Data Systems Inc., a private corporation, creating next-generation video and image compression firmware tools for cable and satellite television, the Internet, and wireless platforms. From January 1999 to April 2000, Mr. Ludwig was President of Channelsee Networks, Inc., a privately held company that provided global-scale visual content network for internet, cable and wireless platforms. From September 1994 to January 1999, Mr. Ludwig was President of The Prospect Group a consulting, literary and foreign rights agency and book packaging company. Mr. Ludwig has more than twenty years international experience in marketing, management, and consulting in technology and media (television, publishing, and the Internet). Mr. Ludwig received a B.A. from the University of California at Los Angeles.

WILLIAM J. DONOVAN, CHIEF FINANCIAL OFFICER. Mr. Donovan has been Chief Financial Officer of Guardian since August 18, 2003. From January 2003 until August 2003, Mr. Donovan was an independent consultant to an affiliate of American Express Small Business Services. From September 1999 through December 2002, Mr. Donovan was CFO of Streampipe.com, Inc., a privately held streaming communications media company, which was sold to Tentv, Inc., in December 2002. From October 1996 to August 1999, Mr. Donovan was Chief Operating and Financial Officer for TDI, Inc., a privately held international wireless telecommunications services company. From October 1986 to October 1996, Mr. Donovan was the CFO, Secretary, Treasurer and a Director at Riparius Corporation, a privately held holding company with operating subsidiaries in the areas of real estate development, property management, general contracting, government contracting, and telecommunications engineering. From October 1980 to October 1986, Mr. Donovan was the Controller for McCormick Properties, Inc., a publicly held commercial real estate subsidiary of McCormick & Company. From July 1973 to October 1980, Mr. Donovan was the Controller for AMF Head Sports

Wear, Inc., a privately held international sporting goods manufacturer and a subsidiary of AMF, Inc., a publicly held company. Mr. Donovan received a Bachelor of Arts in History in 1973, from the University of Maryland, an MBA from the Sellinger School of Business, Loyola College, Baltimore Maryland in 1982, and a Certificate in Accounting from the University of Maryland in 1978. Mr. Donovan has been a Certified Public Accountant since 1982. He is also a Certified Business Valuation & Transfer Agent, Business Brokers Network, 2002. He has been on the Board as an Advisor for Nogika Corporation, a privately held software company since 2001.

         Each officer of Guardian is appointed by the board of directors and holds his office at the pleasure and direction of the board of directors or until his earlier resignation, removal or death.

         There are no material proceedings to which any director, officer or affiliate of Guardian, any owner of record or beneficially of more than five percent of any class of voting securities of Guardian, or any associate of any such director, officer, affiliate of Guardian or security holder is a party adverse to Guardian or any of its subsidiaries or has a material interest adverse to Guardian or any of its subsidiaries.

THE BOARD OF DIRECTORS

         The board of directors oversees the business affairs of Guardian and monitors the performance of management. We have been advised by prior management of Guardian, that, during the fiscal year ended December 31, 2002, meetings of the board of directors were held telephonically. During the fiscal year, the board of directors conducted a total of six meetings, all of which were attended by 100% of the directors. During the fiscal year ended December 31, 2002, the board of directors of RJL did not conduct any formal meetings and handled its business through unanimous written consents of its board in accordance with its by-laws and applicable Delaware law.

COMMITTEES OF THE BOARD OF DIRECTORS

         Prior to the Reverse Acquisition, Guardian had an audit committee and a compensation committee. We have been advised by prior management of Guardian, that the audit committee met twice during fiscal 2002 and that the compensation committee met once during fiscal 2002.

         The board of directors does not currently have an audit, nominating, compensation, or other standing committee. Accordingly, the entire board of directors performs the functions of an audit committee, nominating committee, and compensation committee. The audit committee functions the entire board performs are as follows:

         The board of directors' authority includes the engagement of and approval of services provided by Guardian's independent auditors as well as the review of (i) the professional services provided by, independence and qualifications of Guardian's independent auditors; (ii) material changes in accounting polices and financial reporting practices and material developments in financial reporting standards in consultation with the independent auditors and management; (iii) the plan and scope of annual external audit as recommended by the independent auditors; (iv) the adequacy of Guardian's internal accounting controls and the results of material internal audits in consultations with the independent auditors and any internal auditor; (v) Guardian's financial statements and the results of each external audit in consultation with management and the independent auditors; (vi) the auditing and accounting principles and practices to be used in the preparation of Guardian's financial statements in consultation with Guardian's independent auditors and Guardian's principal financial and accounting officer; (vii) the financial structure, condition and strategy of Guardian, including making recommendations with respect thereto and approving such matters that are consistent with general financial policies and direction from time to time determined by the board of directors; and (viii) the compliance by Guardian with legal and regulatory requirements, including Guardian's disclosure controls and procedures.

REPORT OF THE BOARD

         THE FOLLOWING PARAGRAPHS CONSTITUTE INFORMATION REQUIRED PURSUANT TO PARAGRAPH (d)(3) OF ITEM 7 OF SCHEDULE 14A UNDER THE EXCHANGE ACT. IN ACCORDANCE WITH THIS ITEM, THE INFORMATION PROVIDED IN THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL," OR TO BE "FILED" WITH THE SEC OR SUBJECT TO REGULATION 14A OR 14C, OR TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT. THIS INFORMATION SHALL ALSO NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILINGS BY GUARDIAN WITH THE SEC, NOTWITHSTANDING THE INCORPORATION OF THIS PROXY STATEMENT INTO ANY FILINGS. THE FOLLOWING DISCUSSION RELATES TO THE HISTORICAL FINANCIAL INFORMATION OF RJL.

         With regard to the fiscal year ended December 31, 2002, the board of directors performed the following functions:

         o reviewed audit services and selection of Guardian's independent auditors;

         o discussed with Guardian's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380); SAS 61 requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements;

         o received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence; and

         o based on the review and discussions above, the entire board of directors approved the audited financial statements for the last fiscal year.

                                                By the entire Board of Directors

                                                Michael W. Trudnak
                                                Robert A. Dishaw
                                                Sean W. Kennedy
                                                M. Riley Repko
                                                Walter Ludwig


CORPORATE GOVERNANCE

         Guardian has adopted a Code of Ethics for its Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and any person performing similar functions. A copy of the Code of Ethics is attached to this proxy statement as Appendix A and is available on our website at www.guardiantechintl.com, click on Corporate Governance, and then click on "Code of Ethics for CEO/Senior Financial Officers."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

        The following table sets forth the aggregate cash compensation paid for services rendered during the last three years by each person serving as our President and Chief Executive Officer during the last year and our other most highly compensated executive officers serving as such at the end of the year ended December 31, 2002 whose compensation was in excess of $100,000 (Named Executive Officers). The information below is provided with regard to Mr. Moorer. Mr. Moorer resigned as our President, CEO and as a director upon the closing of the Reverse Acquisition, effective June 26, 2003.


                                                         TABLE 1
                                                         -------
                                              SUMMARY COMPENSATION TABLE
                                              --------------------------
                                          ANNUAL COMPENSATION(1)                     LONG TERM COMPENSATION
                                          ----------------------                     ----------------------
                                                                                 AWARDS               PAYOUTS
                                                                                 ------               -------

                                                                OTHER
NAME AND PRINCIPAL     YEAR        SALARY       BONUS       COMPENSATION        STOCK AWARD(S)
POSITION               ENDED         ($)         ($)            ($)                 ($)            OPTIONS/SARS
--------               -----         ---         ---            ---                 ---            ------------
J. Andrew Moorer,
  President and CEO      2002       $ 75,000     -0-            -0-                $45,000               -0-
                         2001       $ 75,000     -0-            -0-                $45,000               -0-
                         2000       $105,000     -0-            -0-                  -0-                 -0-

(1) The above table reflects salary expenses as recorded on Guardian's financial statements in accordance with generally accepted accounting principles. As such, the amounts may differ from the base salary rates discussed below.

                                                      TABLE 2
                                                      -------
                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                       -------------------------------------
                                                 INDIVIDUAL GRANTS
                                                 -----------------

                                                     % OF TOTAL
                                                    OPTIONS/SARS
                                                     GRANTED TO           EXERCISABLE OR
                             OPTIONS/SARS           EMPLOYEES IN            BASE PRICE
NAME                          GRANTED (#)            FISCAL YEAR              ($/SH)             EXPIRATION DATE
----                          -----------            -----------              ------             ---------------
J. Andrew Moorer                   -0-                    N/A                  N/A                     N/A


AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND FISCAL YEAR 2002 YEAR-END OPTION VALUES

         The following table sets forth information concerning option exercises and option holdings for each of the named executive officers during the fiscal year ended December 31, 2002. All of the listed options were exercisable at December 31, 2002.

                                                     TABLE 3
                                                     -------
                               AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                               ----------------------------------------------------
                                           AND FY-END OPTION/SAR VALUES
                                           ----------------------------
                                                                                                     VALUE OF
                                   SHARES                          NUMBER OF SECURITIES            UNEXERCISED
                                  ACQUIRED       VALUE            UNDERLYING UNEXERCISED           IN-THE-MONEY
                                     ON         REALIZED                OPTIONS AT                   OPTIONS
NAME                              EXERCISE        ($)                    12/31/02                  AT 12/31/02
----                              --------        ---                    --------                  -----------
                                                                EXERCISABLE/UNEXERCISABLE
J. Andrew Moorer,
  President and CEO                2,700      $13,500                    $17,300                       -0-



DIRECTOR COMPENSATION

         Non-employee directors do not currently receive any compensation for attending meetings of the board of directors but will be reimbursed for expenses incurred in attending board meetings, including those for travel, food and lodging, if any.

         Directors who are officers of or employed by Guardian or any of its subsidiaries are not additionally compensated for their board activities.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         We have entered into employment agreements with Mr. Dishaw and Mr. Trudnak. Mr. Dishaw's employment agreement commenced on October 23, 2002, and Mr. Trudnak's employment agreement commenced on January 1, 2003. The agreements are for a three year term and are renewable for one year terms thereafter. The employment agreements provide for annual compensation to Messrs. Dishaw and Trudnak of $275,000 provided that such compensation will be reduced by commissions that they earn on sales of our products. The agreements provide for the payment of commissions on sales of our products at a flat rate of 14%, a signing bonus of $20,000, and an automobile allowance. Each of Messrs. Dishaw and Trudnak has voluntarily deferred his compensation under his employment agreement until October 2003. The employment agreements may be terminated upon the death or disability of the employee or for cause. In the event the agreements are terminated by us other than by reason of the death or disability of the employee or for cause, the employee is entitled to payment of his base salary for one year following termination. The employee may terminate the agreement on 30 days' prior notice to Guardian. Each employee has entered into a non-compete, confidentiality, proprietary rights and non-solicitation agreement pursuant to which the employee agrees not to disclose confidential information regarding Guardian and not to compete with the business of Guardian or solicit employees or customers of Guardian for a period of one year following his termination of employment.

         We have also entered into employment agreements with Mr. Darrell E. Hill, Vice President, Program Management, and Mr. Steve Lancaster, Vice President, Business Development. The agreements are essentially the same as the agreements with Messrs. Dishaw and Trudnak, except that the agreements provide for base salaries of $125,000 per annum, for the payment of commissions on the sales of our products at the flat rate of 5%, and for performance based bonuses.

         We have also entered into an employment agreement with Mr. Donovan, Chief Financial Officer of Guardian. Mr. Donovan's employment agreement is essentially the same as the agreements with Messrs. Dishaw and Trudnak, except that Mr. Donovan's agreement provides for a base salary of $150,000 per annum. Further, if Mr. Donovan terminates his employment agreement by reason of: a change in the location of his workplace beyond a 50 mile radius of Guardian's principal address; a material reduction in his responsibilities or number of persons reporting to him; a material demotion; or an adverse change in his title, Mr. Donovan is entitled to be paid his base salary for one year following any such termination. Also, in the event of a change in control of Guardian and, within 12 months of such change of control, his employment is terminated by the acquirer or one of the events in the immediately preceding sentence occurs, Mr. Donovan is entitled to be paid his base salary for eighteen months from the date of such termination or event. A "change of control" would include the occurrence of one of the following events:

         o the approval of the shareholders for a complete liquidation or dissolution of Guardian;

         o the acquisition of 20% or more of the outstanding common stock of Guardian or of voting power by any person, except for purchases directly from Guardian, any acquisition by Guardian, any acquisition by a Guardian employee benefit plan, or a permitted business combination;

         o if two-thirds of the incumbent board members as of the date of the agreement cease to be board members, unless the nomination of any such additional board member was approved by three-quarters of the incumbent board members;

         o upon the consummation of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of Guardian, except if all of the beneficial owners of Guardian's outstanding common stock or voting securities who were beneficial owners before such transaction own more than 50% of the outstanding common stock or voting power entitled to vote in the election of directors resulting from such transaction in substantially the same proportions, no person owns more than 20% of the outstanding common stock of Guardian or the combined voting power of voting securities except to the extent it existed before such transaction, and at least a majority of the members of the board before such transaction were members of the board at the time the employment agreement was executed or the action providing for the transaction.

         [Effective as of December __, 2003, we entered into employment agreements with Walter Ludwig, a director of Guardian, and Victor T. Hamilton in connection with the acquisition of certain assets of Difference Engines Corporation by Guardian. The employment agreements are essentially similar to the employment agreements with Mr. Dishaw and Mr. Trudnak, except that they provide for an annual base salary of $120,000 for Mr. Ludwig and $90,000 for Mr. Hamilton. The agreements also include a change of control provision similar to that contained in Mr. Donovan's employment agreement, except that Guardian is obligated to pay the annual base salary for twelve (12) months following the change of control termination.]

         Each of the foregoing agreements provides that the employee shall be entitled to participate in any stock option plan that we subsequently adopt, including the 2003 Stock Incentive Plan. Moreover, Mr. Trudnak's agreement provides for the grant of an aggregate of 400,000 shares of our restricted stock and each of Messrs. Hill's and Lancaster's employment agreements provide for the grant of 200,000 shares of our restricted stock.

         On June 26, 2003, the effective date of the Reverse Acquisition, Messrs. J. Andrew Moorer, President, Chief Executive Officer and a director, Kevin L. Houtz, Secretary and a director, and David W. Stevens, a director, resigned as officers and directors of Guardian and were replaced by officers and directors designated by RJL. As a condition to closing, Mr. Moorer entered into a settlement agreement pursuant to which Mr. Moorer's employment agreement, dated February 19, 1999, was terminated and Mr. Moorer agreed to release Guardian from any and all claims for future compensation thereunder. Mr. Moorer and Guardian entered into mutual releases for claims arising in connection with Mr. Moorer's employment with Guardian. In addition, as a condition to the closing, Mr. Moorer, and Messrs Houtz and Stevens, the former directors of Guardian entered into lock up agreements with RJL and Guardian pursuant to which they agreed not to sell their shares of Guardian for a period of six months, except that they may, during such period, sell an aggregate of 50,000 shares a calendar month.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Repko and Kennedy are non-employee directors of Guardian. Messrs. Trudnak, Dishaw and Ludwig are employed by Guardian. See "Information About Directors and Executive Officers" and "Information About Directors and Executive Officers--Compensation of Executive Officers and Directors" as well as "Information About Guardian Stock Ownership."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

         In January 2000 we issued 20,000 shares of common stock to each of our five directors as compensation to them for their services as directors in 1999. The shares were valued at $.98 per share.

         In January 2000, we sold in a private offering 150,000 units, each consisting of two shares of common stock and twenty-four warrants. The units were priced at $1.50, so that the total proceeds from the offering were $225,000. The common stock component of the units and the common stock into which the warrants are exercisable are the shares being sold in this offering. Two of our directors, Messrs. Houtz and Stevens, purchased 10,000 units and 2,000 units, respectively, in the offering.

         We issued 194,000 options in 1999. 100,000 of those options were issued to Mr. Moorer. The options to Mr. Moorer have an exercise price of $.71 per share and expire in 2006. We issued an additional 100,000 options to Mr. Moorer in January 2000 that are exercisable at $1.00 per share and expire in 2007, and an additional 100,000 options in January 2001 that are exercisable at $.25 per share and expire in 2008.

         On April 1, 2000, Mr. Moorer exercised 40,000 options to purchase common stock at $1.25 per share by issuing a note payable to us. The note accrued interest at 8%. The note has been repaid.

         During 2001 Mr. Moorer exercised 100,000 options to purchase common stock at $0.71 per share and 100,000 options to purchase common stock at $0.25 per share.

         During 2002, Mr. Moorer exercised 2,700 options to purchase common stock at $5.00 per share.

         At December 31, 2002, Mr. Moorer had outstanding advances from the Company of approximately $23,500.

         During the fiscal years ended December 31, 2002 and 2001, Mr. Moorer received a cash salary of $75,000 per year, rather than his $120,000 per year entitlement under his employment agreement. Mr. Moorer was granted shares of common stock totaling 270,000 shares for fiscal 2002 and 83,299 shares for fiscal 2001, such shares having a fair market value on the date of issuance of $45,000 in each instance, representing the difference between Mr. Moorer's entitlement under his employment agreement and the cash salary actually paid.

         In May 2003, we made an exchange offer to all of the investors who purchased units our the January 2000 private offering described above. Pursuant to the exchange offer, all investors who purchased units are being given the right to exchange all of the warrants received as part of those units for shares of our common stock. The exchange offer consists of one share of common stock for each unit purchased in the private offering conducted in January 2000. Messrs. Houtz and Stevens, two of our directors, purchased 10,000 units and 2,000 units, respectively, in the offering and those persons accepted the exchange offer.

         The following disclosures relate to transactions to which RJL (and Guardian Technologies International, Inc. post Reverse Acquisition) and its directors, executive officers, nominees for election as a director, or any five percent beneficial owner is or was a party.

         On October 3, 2002, Mr. Dishaw acquired 1,500 shares of common stock of RJL for cash nominal consideration.

         On March 21, 2003, RJL entered into a consulting agreement, as amended, with ten brokers in connection with services to be provided in connection with locating and negotiating the proposed Reverse Acquisition between RJL, its stockholders and the Company. RJL agreed to issue, at closing of the acquisition, an aggregate of 2,000,000 shares of the Company for such services. Such shares were issued by the Company during July 2003.

         On April 3, 2003, as part of the initial capitalization of the Company, Mr. Dishaw and Mr. Trudnak acquired 3,326 and 4,279 shares of common stock of RJL, respectively, for nominal cash consideration.

         On May 19, 2003, RJL entered into a consulting agreement with Mr. Tobin pursuant to which Mr. Tobin agreed to provide consulting services in connection with strategic selling related to our business, marketing and market development in the bio-medical industry in North America and Europe, business continuity, finance and accounting. The consulting agreement is for a term that ends on May 1, 2005, and may be terminated by Guardian in the event a material misrepresentation by Mr. Tobin or the commencement of any action by the SEC against Mr. Tobin or any entity owned or controlled by Mr. Tobin; or by either party on not less than 30 days prior written notice. As compensation for his services under the agreement, Mr. Tobin is entitled to receive an aggregate of 1,820,000 shares of common stock, 1,430 shares of Series A Convertible Preferred Stock, and 480 shares of Series B Convertible Preferred Stock of Guardian. The shares of Series B Convertible Preferred Stock were issued to Mr. Tobin during August 2003 and the shares of Common Stock and Series B Convertible Preferred Stock were issued on November 19, 2003.

         Effective October 23, 2003, RJL entered into a three year employment agreement with Mr. Dishaw. Other material terms of the employment are described under "Employment Agreements," above.

         Effective as of January 1, 2003, RJL entered into a three year employment agreement with Mr. Trudnak. Under the employment agreement, as amended, Mr. Trudnak is entitled to receive 400,000 shares of our common stock as additional compensation for his services under the agreement. Other material terms of the employment agreement, as amended, are described under "Employment Agreements," above.

         Upon the closing of the Reverse Acquisition and effective June 26, 2003, we issued to Mr. Dishaw 2,945,500 shares of our common stock and 2,212 shares of our Series A Convertible Preferred Stock and we issued to Mr. Trudnak 2,566,000 shares of our common stock and 1,885 shares of our Series A Convertible Preferred Stock, in exchange for all of their stock in RJL. Also effective as of June 26, 2003, Mr. Trudnak purchased 400,000 shares of our common stock for cash consideration of $200,000 in a private placement conducted by us.

         On July 30, 2003, the Company entered into a consulting agreement with Mr. Moorer, the former President and Chief Financial Officer of the Company to provide consulting services in connection with, among other things, business continuity, finance and accounting, strategic planning, market development, and related services. The agreement terminates on July 1, 2004, unless sooner terminated by the parties by mutual agreement, upon thirty (30) days notice and in certain other events. As compensation for such services, the Company has agreed to issue to Mr. Moorer 150,000 shares of common stock.

         On October 23, 2003, the Company entered into an agreement with Difference Engines Corporation, a Maryland corporation, pursuant to which the Company agreed to purchase certain intellectual property owned by Difference Engines, including certain compression software technology. [The transaction is expected to close during December 2003. Mr. Ludwig, a director of the Company, is also the president, a director and a principal stockholder of Difference Engines. The Company has agreed to issue 587,000 shares of its common stock as consideration for the purchase of the intellectual property and to cancel a convertible note that Difference Engines issued to the Company in the amount of approximately $25,000 representing advances the Company has made to Difference Engines. The 587,000 shares of common stock will be subject to a two (2) year lock up. The Company has granted Difference Engines piggy-back registration rights for a period of three (3) years commencing on the date of the expiration of the lock up period with regard to the shares to be issued in the transaction. Upon expiration of the two (2) year lock up period, in the event that the shares are not eligible for resale under Rule 144 and have not been registered under the Securities Act, the holder of the shares may demand redemption of the shares. The redemption price is to be calculated on the basis of the average of the closing bid and asked prices of the Company's common stock for the 20 consecutive business days ending on the day prior to the date of the exercise of the holder's right of redemption. The founders of Difference Engines, including Messrs. Ludwig and Hamilton, are to provide certain releases to the Company related to their contribution of the technology to Difference Engines. The closing of the acquisition of the software is subject to certain conditions, including a requirement that Difference Engines obtain approval of its stockholders for the transaction and that Messrs Ludwig and Hamilton enter into two (2) year and one (1) year employment agreements, respectively, with the Company at base salaries of $120,000 and $90,000 per annum, respectively. Other material terms of the employment agreements are described under "Employment Agreements," above.]

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors has selected Aronson & Company as the independent accountants of Guardian for the fiscal year ending December 31, 2003. A representative of Aronson & Company is expected to be present at the Special Meeting. He or she will have an opportunity, if he or she so desires, to make a statement and respond to appropriate questions from the stockholders. The board of directors has considered the compatibility of non-audit services provided to the us by Aronson & Company in relationship to maintaining the auditor's independence.

         For the calendar year 2002, fees to Aronson & Company were as follows:

         o audit fees of approximately $0 of which an aggregate amount of $0 had been billed through as of December 31, 2002.

         o there were no fees paid for financial information systems design and implementation.

         o        all other fees in 2002 were $0.


CHANGE OF ACCOUNTANTS

         Effective July 9, 2003, Guardian dismissed its principal independent accountants, Schumacher & Associates, Inc. Schumacher & Associates, Inc., had been engaged by Guardian as the principal independent accountants to audit the financial statements of Guardian for the fiscal year ended December 31, 2002. Schumacher & Associates, Inc.'s reports on the financial statements of Guardian filed with the Securities and Exchange Commission with regard to the fiscal year ended December 31, 2002, contained no adverse or disclaimer of opinion; however, its report did contain a going concern explanatory paragraph.

         The action to dismiss Schumacher & Associates, Inc., as Guardian's principal independent accountants has been taken primarily as a result of the change of control of Guardian arising from the reverse acquisition of Guardian by RJL Marketing Services Inc. (RJL), on June 26, 2003. As a condition of the acquisition, the previous executive officers and members of the board of directors of Guardian resigned effective as of the closing of the acquisition and were replaced by officers and directors designated by RJL. The new board of directors of Guardian has decided to engage the independent public accountants of RJL to audit the financial statements of Guardian for the fiscal year ended December 31, 2003.

         The decision to change accountants was recommended and approved by the board of directors of Guardian.

         In connection with the audit of Guardian's financial statements for the fiscal year ended December 31, 2002, and in connection with the subsequent interim period up to the date of dismissal, there were no disagreements with Schumacher & Associates, Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Schumacher & Associates, Inc., would have caused Schumacher & Associates, Inc., to make reference to the subject matter of the disagreements in its report.

         Effective July 10, 2003, Guardian's Board of Director's approved the engagement of Aronson & Company to serve as Guardian's independent public accountants and to be the principal accountants to conduct the audit of Guardian's financial statements for the fiscal year ending December 31, 2003, replacing the firm of Schumacher & Associates, Inc.

         During Guardian's two most recent fiscal years ended December 31, 2001 and 2002, Guardian did not consult with Aronson & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B. However, Aronson & Company were engaged by RJL to audit RJL's financial statements for the period ended December 31, 2002.


                    DISCUSSIONS OF PROPOSALS RECOMMENDED FOR

                          CONSIDERATION BY STOCKHOLDERS

                                   PROPOSAL 1
                                   ----------

          THE RATIFICATION OF FIVE (5) DIRECTORS FOR A TERM ACCORDING
    TO THE RESPECTIVE TERM OF EACH CLASS, AND UNTIL THEIR SUCCESSORS ARE DULY
                             ELECTED AND QUALIFIED

         The board of directors seeks the ratification by the stockholders of the following designated directors: M. Riley Repko and Walter Ludwig as Class I directors, Sean W. Kennedy as a Class II director, and Michael W. Trudnak and Mr. Robert A. Dishaw as Class III directors. Messrs. Repko and Ludwig as Class I directors shall be elected to hold office for a term expiring at the next succeeding annual meeting. Mr. Kennedy as a Class II director shall be elected to hold office for a term expiring at the second succeeding annual meeting. Messrs. Trudnak and Dishaw as Class III directors shall be elected to hold office for a term expiring at the third succeeding annual meeting. Biographical information concerning Messrs. Trudnak, Dishaw, Kennedy, Repko, and Ludwig can be found under "Information About Directors and Executive Officers."

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the ratification of Messrs. Trudnak, Dishaw, Kennedy, Repko and Ludwig. Although the board of directors of Guardian does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Special Meeting, the persons named in the enclosed proxy will vote for the election of any other person the board of directors may choose as a substitute nominee.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock and Series A Convertible Preferred Stock (voting on an as-converted basis) voting as a single class will be entitled to vote. Each of Messrs. Trudnak, Dishaw, Kennedy, Repko, and Ludwig must receive a plurality of the votes cast in order to be elected. The board of directors unanimously recommends a vote FOR the ratification of Mr. Michael W. Trudnak, Mr. Robert A. Dishaw, Sean W. Kennedy, M. Riley Repko, and Walter Ludwig.

                                   PROPOSAL 2
                                   ----------


              TO APPROVE GUARDIAN'S 2003 AMENDED AND RESTATED STOCK
                                 INCENTIVE PLAN

         On August 29, 2003, our board of directors adopted our 2003 Stock Incentive Plan and amended and restated the plan on December __, 2003. The Amended and Restated 2003 Stock Incentive Plan (Plan) as adopted by our board of directors is attached as Appendix B. The board of directors recommended that we submit the Plan to our stockholders for their approval. The following description of the Plan is qualified in its entirety by reference to the complete text of the Plan attached hereto as Appendix B.

         The Plan is intended to foster the success of Guardian and its subsidiaries by providing incentives to Eligible Employees, directors and consultants to promote the long-term financial success of Guardian. The Plan is designed to provide flexibility to Guardian in our ability to motivate, attract, and retain the services of Eligible Employees, directors and consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Plan applies to all grants of stock options granted on or after the date the Plan is approved or adopted by our directors unless otherwise indicated. As of December __, 2003 the market value of the 30,000,000 shares underlying the options issuable under the Plan was $________.

         The Plan is administered by the board of directors of Guardian or a committee designated by the board consisting of two or more directors appointed by the board, each of whom is a non-employee director and an outside director with the meaning of Section 162(m) of the Code. The Plan is currently administered by the board and awards are made by the board. The board has all powers necessary or desirable to administer the Plan. The board has the power to determine the terms and conditions upon which awards may be made, interpret the Plan, accelerate the exercisability of any award, establish, amend or waive rules or regulations for the Plan's administration, and make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole judgment and discretion. The board has the authority to grant awards to employees, directors and consultants selected by it, which awards are to be evidenced by an agreement.

         Under the Plan, Guardian may issue options which will result in the issuance of up to an aggregate of 30,000,000 shares of Guardian common stock, $.001 par value per share. However, no options granted under the Plan may be exercised until we have received stockholder approval for an increase in our authorized shares of common stock and filed an amendment to our Certificate of Incorporation to reflect such increase. The Plan provides for options which qualify as incentive stock options (Incentive Options or ISOs) under Section 422 of the Internal Revenue Code of 1986, as well as the issuance of non-qualified options (Non-Qualified Options) which do not so qualify. The shares issued by Guardian under the Plan may be either treasury shares or authorized but unissued shares as Guardian's board of directors or a committee thereof may determine from time to time.

         Pursuant to the terms of the Plan, Guardian may grant Non-Qualified Options to directors or consultants of Guardian and its subsidiaries at any time and from time to time as shall be determined by the board of directors or a committee appointed by the board. The Plan also provides for the Incentive Options available to any officer or other employee of Guardian or its subsidiaries as selected by the board of directors or a committee appointed by the board.

         Options granted under the Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the Plan. Each option shall expire on the earliest of (a) ten (10) years from the date it is granted,
(b) sixty (60) days after the optionee dies or becomes disabled, (c) immediately upon the optionee's termination of employment or service or cessation of Board service, whichever is applicable, or (d) such date as the board of directors or a committee appointed by the board shall determine, as set forth in the relevant option agreement; provided, however, that no ISO which is granted to an optionee who, at the time such option is granted, owns stock possessing more than ten
(10) percent of the total combined voting power of all classes of stock of Guardian or any of its subsidiaries, shall be exercisable after the expiration of five (5) years from the date such option is granted.

         The price at which shares of common stock covered by the option can be purchased is determined by Guardian's board of directors or a committee appointed by the board. In the case of an Incentive Option, the exercise price shall not be less than the fair market value of Guardian's common stock on the date the option was granted or in the case of any optionee who, at the time such incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than one hundred ten percent (110%) of the fair market value of such stock on the date the incentive stock option is granted.

         To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the Plan described above, the Incentive Option or Non-Qualified Option will expire as to any then unexercised portion. To exercise an option, the Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to Guardian. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the option.

         Awards may be made to approximately 16 employees of Guardian, our five directors and to consultants to Guardian. Because awards under the Plan are determined by the board, we cannot determine the benefits or amounts of awards that will be received or granted in the future under the Plan. No options have been granted under the Plan. The Plan is the only plan pursuant to which options and shares may be granted or issued.

         The following is a brief summary of the principal income tax consequences of awards under the Plan. This summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not intended to be exhaustive.

         Non-qualified Options. A participant who receives Non-Qualified Options does not recognize taxable income upon the grant of an option, and Guardian is not entitled to a tax deduction. The participant will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the participant subject to applicable withholding tax requirements. Guardian is generally entitled to tax a deduction in an amount equal to the amount taxable to the participant as ordinary income in the year the income is taxable to the participant. Any appreciation in value after the time of exercise will be taxable to the participant as capital gain and will not result in a deduction by Guardian.

         Incentive Options. A participant who receives an Incentive Option does not recognize taxable income upon the grant or exercise of the option, and Guardian is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the participant in the year of exercise. Guardian will not be entitled to a deduction with respect to any item of tax preference.

         A participant will recognize gain or loss upon the disposition of shares acquired from the exercise of ISOs. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the participant will recognize long-term capital gain or capital loss depending on the selling price of the shares. If the option shares are sold or disposed of as part of a disqualifying disposition, the participant must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the participant as a long-term or short term capital gain, depending on how long the option shares were held. Guardian is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the participant as ordinary income.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock and Series A Convertible Preferred Stock (voting on an as-converted basis) voting as a single class will be entitled to vote. The affirmative vote of a majority of the votes cast is required to approve Proposal 2. Therefore, any shares that are not voted, including shares represented by a proxy which is marked "abstain," will not count either "for" or "against" Proposal 2. The board of directors unanimously recommends a vote FOR approving our 2003 Stock Incentive Plan.

                                   PROPOSAL 3
                                   ----------

                  TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF
          INCORPORATION INCREASING OUR AUTHORIZED NUMBER OF SHARES OF
                 COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM
                        15,000,000 TO 200,000,000 SHARES

         The board of directors recommends increasing Guardian's authorized number of shares of common stock, par value $.001 per share, from 15,000,000 to 200,000,000 shares. Specifically, the board of directors recommends amending Article Fourth of the Certificate of Incorporation by deleting the first two paragraphs in their entirety and substituting the following language:

         "The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 divided into classes as follows:

         200,000,000 shares shall be common stock, par value $001 per share (the "Common Stock"); and"

         Appendix C attached at the end of this proxy statement contains the proposed Articles of Amendment to Guardian's Certificate of Incorporation with the relevant paragraphs as well as the proposed language. The proposed Articles of Amendment to Guardian's Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware if this Proposal 3 is approved. We reserve the right to modify the form of the proposed amendment to the extent that it may be necessary to do so in order to comply with applicable law.

REASONS AND EFFECT OF THE INCREASE IN AUTHORIZED NUMBER OF SHARES

         Presently, Guardian's Certificate of Incorporation authorizes the issuance of up to 15,000,000 shares of common stock, of which ___________ shares were issued and outstanding at the close of business on the Record Date. The authorized number of shares of preferred stock is and will remain 1,000,000 shares.

         Guardian may require additional authorized shares of common stock for issuance in the future in connection with the proposed Amended and Restated 2003 Stock Incentive Plan, future stock option plans, exercises of warrants, conversions of convertible securities, and other commitments of Guardian as issuances under these various plans, pursuant to warrants or convertible securities, and other commitments may exceed the number of currently authorized, but unissued shares of our common stock.

         As of the date of this proxy statement, we have issued 5,527 shares of our Series A Convertible Preferred Stock. Each share of our Series A Convertible Preferred Stock is automatically converted into 1,000 shares of common stock (subject to certain antidilution adjustments) upon our attaining Earnings Before Income Taxes and Depreciation (EBITDA) of $2.5 million during the period commencing on June 26, 2003, and ending on June 26, 2005. As of the date of this proxy statement, the shares of Series A Convertible Preferred Stock are not convertible as we have not satisfied this criterion for conversion. When we satisfy this criterion, we will be obligated to issue 5,527,000 additional shares of common stock to the holders of our Series A Convertible Preferred Stock. As of the date of this proxy statement, we have issued 1,170 shares of our Series B Convertible Preferred Stock and ____ shares of our Series C Convertible Preferred Stock. Each share of Series B and Series C Convertible Preferred Stock will be automatically converted into 1,000 shares of our common stock (subject to certain antidilution adjustments) upon our obtaining the approval of our stockholders for an increase in our authorized shares of common stock, for which we are seeking authorization and approval at the Special Meeting. In the event we receive such stockholder approval, we will be obligated immediately to issue ________ additional shares of our common stock upon conversion of such shares of preferred stock. We will also be required to reserve an aggregate of 30,000,000 shares of our common stock for issuance upon exercise of options to be granted under our Amended and Restated 2003 Stock Incentive Plan.

         Based upon the number of shares that we may issue under our Amended and Restated 2003 Stock Incentive Plan, under future stock option plans, upon exercise of warrants, upon conversion of convertible securities, and other commitments of Guardian, the board of directors believes it necessary to authorize additional shares of Guardian's common stock for possible future issuance.

         In addition, the board of directors believes that it is prudent to have additional shares of common stock available for other proper general corporate purposes approved by the board of directors including strategic alliances, acquisitions, equity financings and grants of stock options.

         To the extent that the board determines to issue additional shares in the future, such issuance could dilute the voting power of existing stockholders, including a person seeking control of Guardian and, thus, deter or render more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction. Presently, we are not aware of any present efforts of any persons to accumulate Guardian's common stock or to obtain control of Guardian, and the proposed increase in authorized shares of common stock is not intended to be an anti-takeover device.

         The proposed amendment will authorize additional future issuances of up to 185,000,000 additional shares of common stock, thus increasing the total authorized common stock to 200,000,000 shares. The authorized number of shares of preferred stock will remain at 1,000,000 shares. Therefore, as a result of the proposed amendment, Guardian's total authorized capital stock will increase from 16,000,000 to 201,000,000 shares. The proposed amendment will not take effect until we file a Articles of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

         There can be no assurances, nor can the board of Guardian predict what effect, if any, this proposed amendment will have on the market price of Guardian's common stock.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock, including the Series A Convertible Preferred Stock, (voting on an as-converted basis) voting as a single class will be entitled to vote on Proposal 3. The affirmative vote of a majority of the shares of issued and outstanding common stock and votes of the Series A Convertible Preferred Stock (on an as-converted basis) is required for approval of an amendment of the Certificate of Incorporation increasing the authorized number of shares of common stock from 15,000,000 to 200,000,000 shares. The board of directors unanimously recommends a vote FOR increasing the authorized number of shares of common stock from 15,000,000 to 200,000,000 shares.

                                   PROPOSAL 4
                                   ----------

                TO RATIFY THE APPOINTMENT OF ARONSON & COMPANY AS
                    INDEPENDENT PUBLIC ACCOUNTANTS FOR 2003

         The board of directors has concluded that the appointment of Aronson & Company as Guardian's independent public accountants is in the best interests of Guardian. A representative of Aronson & Company will be present at the Special Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

         All shares of Guardian's common stock and Series A Convertible Preferred Stock (voting on an as-converted basis) and voting as a single class will be entitled to vote. Proposal 4 must be approved by the affirmative vote of a majority of the votes cast for ratification of the engagement of our independent accountants, Aronson & Company. The board of directors unanimously recommends a vote FOR the ratification of its selection of Aronson & Company as independent accountants for Guardian.

                              OTHER PROPOSED ACTION

         The board of directors does not intend to bring any other matters before the Special Meeting, nor does the board of directors know of any matters that other persons intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the board of directors.

         You should be aware that Guardian's By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an annual meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the board of directors or Guardian's Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event of less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the annual meeting is mailed or public disclosure made, which ever first occurs.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in Guardian's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to Guardian in a timely manner. In order to be so included for the 2004 Annual Meeting, stockholder proposals must be received by Guardian a reasonable time before we begin the printing and mailing of our proxy material for the 2004 Annual Meeting, and must otherwise comply with the requirements of Rule 14a-8. We will provide notification to stockholders of the date of our 2004 Annual Meeting in a Form 10-QSB or as otherwise permitted under Rule 14a-5(e). In addition, Guardian's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in Guardian's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of Guardian not less than 60 days nor more than 90 days prior to meeting and must contain specified information concerning the matters to be presented at Guardian's 2004 Annual Meeting. However, in the event that less than 10 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure was made, whichever is earlier.

         All notices of proposals by stockholders, whether or not to be included in Guardian's proxy materials, should be sent to the attention of the Secretary of Guardian at 21351 Ridgetop Circle, Suite 300, Dulles, Virginia 20166.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.


                           GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                           Michael W. Trudnak, Secretary

                                                                      APPENDIX A
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

    CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS


         The Board of Directors of Guardian Technologies International, Inc. (the "Company"), has adopted the following Code of Ethics (the "Code") to apply to the Company's Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and persons performing similar functions (collectively, "Senior Financial Officers"). This Code is intended to focus Senior Financial Officers on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide a mechanism to report unethical conduct, foster a culture of honesty and accountability, deter wrongdoing and promote fair and accurate disclosure and financial reporting, deal with conflicts of interest, and compliance with law.

         The Senior Financial Officers each owe a duty to the Company to adhere to a high standard of ethical conduct.

         This Code is intended to serve as a source of guiding principles. Senior Financial Officers are encouraged to raise questions about particular circumstances that may involve one or more provisions of this Code to the attention of the Audit Committee (or in the absence thereof, to the independent directors on the Company's Board of Directors), who may consult with legal counsel.

         1. The Senior Financial Officers are responsible for full, fair, accurate, timely and understandable disclosure in the periodic reports and other filings made by the Company with the Securities and Exchange Commission ("SEC"). The Senior Financial Officers are required to familiarize themselves with disclosure requirements applicable to the Company as well as the business and financial operations of the Company. In the performance of their duties, the Senior Financial Officers are prohibited from knowingly misrepresenting facts.

         2. It is the Company's policy to comply with all applicable laws, rules and regulations relating to its business and operations. It is the responsibility of the Senior Financial Officers to adhere to the standards and restrictions imposed by such laws, rules and regulations.

         3. The Senior Financial Officers shall encourage open communication and full disclosure of financial information by providing well understood processes under which management is kept informed of financial information of importance, including any departures from sound policy, practice or accounting norms. However, such officers should refrain from disclosing confidential information acquired in the course of their work except where authorized, unless legally obligated to do so. They should also refrain from using confidential information acquired in the course of their work for unethical or illegal advantage, either personally or through others.

         4. The Senior Financial Officers, among other things, have a supervisory role over the preparation of financial disclosure to be included in the Company's periodic reports to be filed with the SEC.

         5. It is the responsibility of the Senior Financial Officers to bring to the attention of the Board of Directors ("Board") and the Audit Committee (or in the absence thereof, to the independent directors on the Board) any material information of which he or she may become aware that affects the disclosures made by the Company in its filings with the SEC or otherwise assist the Board and Audit Committee (or in the absence thereof, the independent members of the Board) in fulfilling their responsibilities.

         6. The Senior Financial Officers shall promptly bring to the attention of the Board and the Audit Committee (or in the absence thereof, the independent directors on the Board) any information he or she may have concerning (a) a significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

         7. The Senior Financial Officers shall promptly bring to the attention of the CEO or Audit Committee (or in the absence thereof, the independent directors on the Board) any information he or she may have concerning any violation of these procedures, including any actual or apparent conflict of interest between personal and professional relationships, involving any management or other employee who has a significant role in the Company's financial reporting, disclosures or internal controls.

         8. The Senior Financial Officers shall promptly bring to the attention of the CEO or Audit Committee (or in the absence thereof, to the independent directors on the Board) any information he or she may have concerning evidence of a violation of the securities or other laws, rules or regulations applicable to the Company and the operations of its business, by the Company or any agent thereof, or of violation of these procedures.

         9. The Board shall determine, or designate an appropriate person to determine, appropriate actions to be taken in the event of violations of these procedures by the Senior Financial Officers. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to these procedures, and shall include written notices to the individual involved that the Board has determined there has been a violation, censure of the Board, demotion or re-assignment of the individual, suspension with or without pay or benefits (as determined by the Board) and termination of the individual's employment. In determining what action is appropriate in a particular case, the Board or such designee shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated occurrences, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action or whether or not the individual in question had committed other violations in the past.

Approved by the Board of Directors,
August 22, 2003.

                                                                      APPENDIX B
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                              AMENDED AND RESTATED
                            2003 STOCK INCENTIVE PLAN


                                   ARTICLE I.
                      ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Guardian Technologies International, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Amended and Restated 2003 Stock Incentive Plan" (the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options.

         This Plan was adopted by the Board of Directors of the Company on August 29, 2003 (the "Effective Date") and was amended and restated by the Board of Directors on December __, 2003, subject to approval of the stockholders of the Company.

         1.2 PURPOSE OF THE PLAN. The Plan is intended to foster the success of the Company and its subsidiaries by providing incentives to Eligible Employees, directors and consultants to promote the long-term financial success of the Company. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Eligible Employees, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article VII herein, until August 28, 2013, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date, which shall remain valid in accordance with their terms.

                                   ARTICLE II.
                                   DEFINITIONS

         2.1 DEFINITIONS. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

                  (a) "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

                  (b) "AGREEMENT" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

                  (c) "AWARD" means individually or collectively, a grant under this Plan of Incentive Stock Options or Nonqualified Stock Options.

                  (d) "AWARD DATE" or "GRANT DATE" means the date on which an Award is made by the Committee under this Plan.

                  (e) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

                  (f) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "COMMITTEE" means the Committee as the Board may from time to time appoint to administer the Plan or the Board of Directors if no such committee has been appointed.

                  (i) "COMPANY" means GUARDIAN TECHNOLOGIES INTERNATIONAL, INC., including all Affiliates and Subsidiaries, or any successor thereto as provided in Article IX herein.

                  (j) "DISABLED" OR "DISABILITY" shall have the meaning set forth under Section 22(e)(3) of the Code.

                  (k) "ELIGIBLE EMPLOYEE" means any officer or other employee of the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the adoption of this Plan).

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "FAIR MARKET VALUE" on a particular date means as follows:

                           (i) If the Stock is listed or admitted to trading on
a recognized national securities exchange, the mean between the high and low sales prices of a share of Stock in consolidated trading as reported for such date in the WALL STREET JOURNAL with regard to securities listed or admitted to trading on such recognized national securities exchange; or

                           (ii) If the Stock is approved for trading on Nasdaq
National Market System or Nasdaq SmallCap Market, the mean between the high and low sales prices of a share of Stock as reported for such date in the WALL STREET JOURNAL with regard to Nasdaq issues; or

                           (iii) If the Stock is not listed and traded upon a
national securities exchange or quoted on the Nasdaq National Market System or Nasdaq SmallCap Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on such date as reported by such recognized stock quotation service; or

                           (iv) If in (i), (ii) or (iii) above, as applicable,
there were no sales or bids or quotes, as the case may be, upon such date reported as provided above, the respective prices on the most recent prior day on which sales or bids or quotes, as the case may be, were so reported; or

                           (v) If fair market value of the Stock cannot be
established under subparagraphs (i), (ii), (iii), or (iv) above, then it shall be the fair market value as determined in good faith by the Committee.

                  In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

                  (n) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

                  (o) "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

                  (p) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (q) "PARTICIPANT" means an Eligible Employee, director or consultant who has been granted an Award under the Plan.

                  (r) "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

                  (s) "PLAN" means the Guardian Technologies International, Inc. Amended and Restated 2003 Stock Incentive Plan as described herein, as hereafter from time to time amended.

                  (t) "PUBLICLY TRADED" means stock of a class which is listed or admitted to unlisted trading privileges on a national securities exchange, Nasdaq National Market System or Nasdaq SmallCap Market or as to which sales or bid and asked quotations are reported by a recognized quotation service. For this purpose, The National Association of Securities Dealers, Inc.'s OTC Bulletin Board shall be deemed a recognized quotation service.

                  (u) "SEC" means Securities and Exchange Commission.

                  (v) "SECRETARY" means the officer designated as the Secretary of the Company.

                  (w) "STOCK" or "SHARES" means the common stock, $.001 par value per share, of the Company.

                  (x) "SUBSIDIARY" shall mean, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).


                                  ARTICLE III.
                                 ADMINISTRATION

         3.1 GENERAL. The Plan shall be administered by the Board of Directors of the Company or a committee designated by the Board consisting of two (2) or more directors appointed from time to time by the Board each of whom shall be a "Non-Employee Director," as defined in Rule 16b-3 under the Exchange Act and an "outside director," within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended, by the Omnibus Budget Reconciliation Act of 1993. Notwithstanding the foregoing, the Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to awards to employees who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two (2) or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated to such other committee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee.

         3.2 COMMITTEE POWERS. The Committee shall have all powers necessary or desirable to administer the Plan. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole judgment and discretion.

         3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Eligible Employees, directors or consultants as may be selected by it. Each Award shall be evidenced by an Agreement.

         3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

         3.5 RULE 16B-3 REQUIREMENTS; CODE SECTION 162(m). Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as they may determine are necessary or desirable to satisfy the provisions of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act. Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code
Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

                                   ARTICLE IV.
                            STOCK SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 30,000,000. The Company shall reserve and set aside for issuance pursuant hereto the maximum aggregate number of Shares provided for in the immediately preceding sentence upon Company's receiving approval from the stockholders of the Company of an increase in the authorized capital stock of the Company at the next meeting of stockholders, and no Awards granted pursuant to this Plan shall vest or become exercisable until such an increase in the capitalization of the Company has been so authorized and approved. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Stock in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

         4.2 LAPSED AWARDS OR FORFEITED SHARES. If any Award granted under this Plan terminates, expires or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited or repurchased by the Company, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option; provided that the number of Shares available for future Awards to
Section 16 Persons under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option only if Rule 16b-3 would, in the opinion of the Committee, be satisfied.

         4.4 CAPITAL ADJUSTMENTS. If the outstanding Shares of the Company are increased, decreased or exchanged, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect of such Shares, for a different number or kind of Shares, or if additional Shares or new or different Shares are distributed in respect of such Shares, then to the extent required by the applicable Option Agreement an appropriate and proportionate adjustment shall be made by the Committee, whose determination shall be binding on all persons. The number and class of Shares subject to each outstanding Award, the Option Price (as hereinafter defined) and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to any such adjustment. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional shares. Any adjustments to be made with respect to Incentive Stock Options shall comply with sections 422 and 424 of the Code.

                                   ARTICLE V.
                                   ELIGIBILITY

         All Eligible Employees, directors and consultants of the Company and its subsidiaries may participate in the Plan.

                                   ARTICLE VI.
                                  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees and Nonqualified Stock Options may be granted to directors or consultants of the Company and its Subsidiaries at any time and from time to time as shall be determined by the Committee. Subject to Section 4.1 above, the Committee shall have complete discretion in determining the number of Shares subject to Options granted provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which an Eligible Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed one hundred thousand dollars ($100,000) or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder. It is the intention of the Company that ISOs granted under the Plan qualify as such under Section 422 of the Code; provided, however, that in the event any such ISO fails or ceases to qualify under Section 422 of the Code, it shall nevertheless remain valid and exercisable according to its terms as a Nonqualified Stock Option.

         6.2 OPTION AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

         6.3 OPTION PRICE. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the Grant Date or in the case of any optionee who, at the time such Incentive Stock Option is granted, directly or indirectly, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than one hundred ten percent (110%) of the Fair Market Value of such Stock on the date the Incentive Stock Option is granted.

         6.4 DURATION OF OPTIONS. Each Option shall expire on the earliest of
(a) ten (10) years from the date it is granted, (b) sixty (60) days after the optionee dies or becomes Disabled, (c) immediately upon the optionee's termination of employment or service or cessation of Board service, whichever is applicable, or (d) such date as the Committee shall determine, as set forth in the relevant Option Agreement; provided, however, that no ISO which is granted to an optionee who, at the time such Option is granted, owns Stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, shall be exercisable after the expiration of five (5) years from the date such Option is granted.

         6.5 EXERCISABILITY. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option issued to a Person subject to Section 16 of the Exchange Act, however, shall be exercisable until the expiration of at least six (6) months after the Award Date, except that such limitation shall not apply in the case of death or Disability, or as set forth in Article IX.

         6.6 METHOD OF EXERCISE. Options may be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised. The Option Price shall be payable to the Company in full by the Participant who, if so provided in the Option Agreement, may: (i) deliver cash in satisfaction of all or any part of the Option Price; (ii) deliver, or cause to be withheld from the Option, shares of Stock, valued at Fair Market Value on the date of exercise, in satisfaction of all or any part of the Option Price; or (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds (and in lieu of or pending a sale, loan proceeds) sufficient to pay the Option Price. For purposes of payment described in (iii) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the broker instructions.

         6.7      NONTRANSFERABILITY OF OPTIONS.

         (a) Except as specifically provided in an Agreement pursuant to subsection (b) of this Section, no Options granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or by the laws of descent and distribution. During the lifetime of a Participant to whom an Incentive Stock Option is granted, the Incentive Stock Option may be exercised only by the Participant.

         (b) Any Option granted hereunder will be nontransferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by any Participant, unless the Participant's Agreement, as determined in the discretion of the Committee, expressly authorizes all or a portion of the Options to be granted to the Participant on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Agreement pursuant to which Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Article, and (z) subsequent transfers of transferred Options shall be prohibited except those transferred by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article VI, the term Participant shall be deemed to refer to the transferee. The events of termination of employment or service or cessation of Board service of this Article shall continue to be applied with respect to the original Participant to whom the Option was granted, following which the Option shall be exercisable by the transferee only to the extent, and for the period specified in this Article VI.

         6.8 NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to Shares subject to an Option until the date of effective exercise of such Option.

                                  ARTICLE VII.
              AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

         7.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Code Section 162(m) and regulations issued thereunder. Such amendment or modification may be without shareholder approval, except to the extent shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

         7.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.4 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                  ARTICLE VIII.
                                   WITHHOLDING

         8.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment under or as a result of this Plan.

         8.2 STOCK WITHHOLDING. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the Participant, by having the Company withhold shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

                                   ARTICLE IX.
                                   SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, reorganization or other transaction entered into by the Company.

                                   ARTICLE X.
                                     GENERAL

         10.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required. No shares of Stock shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         10.2 EFFECT OF PLAN. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Company or any of its Subsidiaries and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries. No Award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

         10.3 CREDITORS. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, nor shall the Company be deemed to be a trustee of any rights granted under the Plan and rights to payment of Awards shall be no greater than the rights of the Company's general creditors

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

         10.4 GOVERNING LAW. The Plan, and all Agreements hereunder, shall be governed by, and construed and administered in accordance with, the laws of the State of Delaware.

         10.5 SEVERABILITY. In the event any provision of the Plan or any Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         10.6 NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be mailed to:

                           Guardian Technologies International, Inc.
                           21351 Ridgetop Circle
                           Suite 300
                           Dulles, Virginia  20166
                           Attention:  The Board of Directors

Notices to the Participant shall be delivered personally or mailed to the Participant at his address as it appears in the records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

         10.7 INDEMNIFICATION. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

                                                                      APPENDIX C
                    GUARDIAN INTERNATIONAL TECHNOLOGIES, INC.
                              ARTICLES OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION


         The undersigned President and Secretary of Guardian Technologies International, Inc., do hereby certify as follows:

         1. The name of the corporation (hereinafter called the "Corporation") is:

                    Guardian Technologies International, Inc.

         2. The Corporation desires to increase its authorized capital stock from 16,000,000 shares to 201,000,000 shares of capital stock 200,000,000 of which shares shall be shares of common stock, par value $0.001 per share, and 1,000,000 of which shall be shares of preferred stock, par value $0.20 per share.

         3. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 13, 1996, and is amended by deleting the first paragraph of Article FOURTH thereof and inserting in lieu thereof the following:

                                 ARTICLE FOURTH:

         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 divided into classes as follows:

         200,000,000 shares shall be common stock, par value $0.001 per share (the "Common Stock")

         1,000,000 shares shall be preferred stock, par value $0.20 per share ("Preferred Stock").

Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

The remaining paragraphs of Article FOURTH remain unchanged.

         4. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and these Articles of Amendment to Certificate of Incorporation to be signed by its President and Secretary as of the __ day of ______, 2004.



Attest:

------------------------------              ------------------------------
Michael W. Trudnak, Secretary               Robert A. Dishaw, President

[SEAL]

                                      PROXY

                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                                JANUARY __, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael W. Trudnak and Robert A. Dishaw, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special meeting of stockholders to be held on January __, 2004, at 10.00 a.m. at the _______________________ of
______________________________, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. RATIFY 5 DIRECTORS FOR A TERM ACCORDING TO THE RESPECTIVE TERM OF EACH CLASS, AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.


         |_|  FOR THE NOMINEES LISTED               |_|  WITHHOLD AUTHORITY
              BELOW                                      to vote for the nominee
                                                         listed below

         (INSTRUCTION: To withhold authority to vote for a nominee strike a line through the nominee's name below.)

  Class 1                     Class 2                             Class 3
  -------                     ---------                           -------
M. RILEY REPKO             SEAN W. KENNEDY                   MICHAEL W. TRUDNAK
WALTER LUDWIG                                                 ROBERT A. DISHAW


2.       APPROVE GUARDIAN'S AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN.

         |_| FOR                       |_| AGAINST                   |_| ABSTAIN


              (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)


3. APPROVE AN AMENDMENT TO GUARDIAN'S CERTIFICATE OF INCORPORATION INCREASING GUARDIAN'S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, FROM 15,000,000 TO 200,000,000 SHARES.

         |_| FOR                       |_| AGAINST                   |_| ABSTAIN

4. RATIFY THE APPOINTMENT OF ARONSON & COMPANY AS THE INDEPDENDENT AUDITORS OF GUARDIAN FOR 2003. |_| FOR |_| AGAINST |_| ABSTAIN TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURMENT THEREOF.

Dated:        _______________________            ______________________________
                                                          Signature

 Dated:       _______________________            ______________________________
                                                   Signature, if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.